                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): FEBRUARY 22, 2000

                                 FAROUDJA, INC.
                                 --------------
             (exact name of Registrant as specified in its charter)

             Delaware                   0-23107                77-0444978
             --------                   -------                ----------
   (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)

           750 Palomar Avenue                                   94086
           ------------------                                   -----
(Address of principal executive offices)                      (zip code)

       Registrant's Telephone Number, including Area Code: (408) 735-0142

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

     On February 22, 2000, Sage, Inc. issued a press release (which is attached hereto as an Exhibit) announcing that it had signed an Agreement and Plan of Merger and Reorganization with Faroudja, Inc. (the "Agreement and Plan of Merger") pursuant to which Faroudja, Inc. will merge into a wholly-owned subsidiary of Sage, Inc. in a stock for stock transaction.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c) EXHIBITS.

         Item 601(a)
         of Regulation S-K

         Exhibit No.                     Description
         -----------                     -----------
          99           Press release dated February 22, 2000 announcing the
                       signing of the Agreement and Plan of Merger.


ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Faroudja, Inc.
                                    (Registrant)

       Dated:  March 2, 2000        By: /s/    Kenneth S. Boschwitz
                                        -----------------------------
                                        Name:  Kenneth S. Boschwitz
                                        Title: Vice President - Business
                                        Development, General Counsel & Secretary

                                INDEX TO EXHIBITS
                                -----------------

         Exhibit No.                     Description
         -----------                     -----------
          99           Press release dated February 22, 2000 announcing the
                       signing of the Agreement and Plan of Merger.